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                                                              EXHIBIT (4)(c) 1/2



COMMON STOCK


 Number                                                     Shares
 NK

INCORPORATED UNDER THE LAWS                                 CUSIP 632900 10 6
OF THE STATE OF DELAWARE                                    SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

THIS CERTIFICATE IS
TRANSFERABLE IN NEW YORK, N.Y.



                           NATIONAL AUTO CREDIT, INC.



THIS CERTIFIES THAT





IS THE OWNER OF


     FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.05 EACH OF THE COMMON STOCK OF


National Auto Credit, Inc.transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended, to all of which the holder of this certificate by the acceptance hereof expressly assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:

COUNTERSIGNED AND REGISTERED:
   CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                    {NATIONAL AUTO CREDIT, INC. CORPORATE SEAL}

BY     TRANSFER AGENT
       AND REGISTRAR

       AUTHORIZED SIGNATURE
                               /s/ Sam Frankino         /s/ Thomas J. Dostart
                               CHAIRMAN OF THE BOARD    SECRETARY





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                                                           EXHIBIT (4)(c) 2/2

                           NATIONAL AUTO CREDIT, INC.

     A full statement of the designations and any preferences, conversion and other rights, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption of the common stock represented by this certificate and of each other class of stock authorized to be issued by the Corporation will be furnished by the Corporation to any stockholder upon request and without charge.

                                        KEEP THIS CERTIFICATE IN A SAFE PLACE.
IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

                                            __________________________________

                                        The following abbreviations, when used
in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT....Custodian.....
                                                             (Cust)       (Minor)
TEN ENT - as tenants by the entireties             Under Uniform Gifts to Minor

JT TEN - as joint tenants with right        Act ............................
         of survivorship and not as                       (State)
         tenants in common

    Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

_____________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated ____________________

NOTICE:____________________________________________________________________
                  THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

BY
_____________________________________________________________________________
                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.





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